Exhibit 99.2
SUPPLEMENTAL OPERATING AND
FINANCIAL DATA
FOR THE QUARTER ENDED
SEPTEMBER 30, 2007
Lancaster Health Campus Medical Office Building - Lancaster, Pennsylvania
All amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell Spencer Inc. Any offers to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of a prospectus approved for that purpose.

Cogdell Spencer Inc.
Company Background
Third Quarter 2007
Cogdell Spencer Inc. (the “Company”) is a fully-integrated, self-administered and self-managed real estate investment trust (REIT) that invests in specialty office buildings for the medical profession, including medical office buildings, ambulatory surgery and diagnostic centers.
On November 1, 2005, the Company completed its initial public offering of 5,800,000 shares of common stock at $17.00 per share resulting in gross proceeds of $98.6 million. In connection with the exercise of the underwriters’ over-allotment option, the Company issued an additional 300,000 shares of common stock at $17.00 per share and received gross proceeds of $5.1 million. The aggregate proceeds, net of underwriting discounts and commissions and offering costs, were $89.9 million.
On March 19, 2007, the Company issued 3,949,700 common shares at a price of $21.00 per share resulting in net proceeds to the Company of $78.4 million. The net proceeds were used to reduce outstanding principal on the Company’s unsecured Credit Facility and working capital.
During 2006, the Company’s first full year as a public entity, Cogdell Spencer Inc. completed $100 million in acquisitions and $50 million in development starts, entering both new client relationships and new territories. With acquisitions in Indiana, California, South Carolina and Virginia; and two developments in Pennsylvania, the Company’s reach expanded across the United States.
In September 2006, the Company made its first corporate acquisition with the purchase of Consera Healthcare Real Estate, LLC, a medical office building management company based in Columbia, South Carolina. Consera manages 38 properties located throughout South Carolina, Virginia, Kentucky and Florida.
In 2007, Cogdell Spencer has seen the completion of three of its most recent development projects, all on time and on budget. Two of these projects, Carolina Forest Medical Plaza, located in Horry County, South Carolina and Lancaster Rehabilitation Hospital, were completed with rent payments beginning during the second quarter of 2007. The most recent, Lancaster General Health Campus Medical Office Building, was completed in September and is 94 percent leased. A fourth project, Mebane Medical Office Building, is targeted for completion in the second quarter of 2008.
On June 29, 2007, the Company further expanded its reach with the acquisition of Central New York Medical Center, located on the campus of Crouse Hospital in Syracuse, New York. The 111,634 square foot facility includes a parking deck and is located in the proximity of SUNY — Upstate Hospital and Syracuse University.

On August 30, 2007, Cogdell Spencer Inc. acquired Summit Professional Plaza I and II in Brunswick, Georgia. The two-building complex totals 97,272 net rentable square feet. Southeast Georgia Health System, a 356-bed not-for-profit healthcare system, is the anchor tenant and currently leases approximately 38% of the complex. Southeast Georgia Health System is ‘A’ rated by Standard & Poor’s Ratings Services.
As of September 30, 2007, the Cogdell Spencer Inc. portfolio and managed properties consisted of properties located in 12 states throughout the United States. The Company’s footprint includes North Carolina, South Carolina, Georgia, Kentucky, Louisiana, Mississippi, Florida, Indiana, California, Pennsylvania, New York, and Virginia.
Of the properties in the Company’s wholly-owned portfolio, 81% are located on hospital campuses and 11% are off-campus, hospital anchored.

Cogdell Spencer Inc.
Second Quarter 2007
Investor Information

Board of Directors		Senior Management
James W. Cogdell	Frank C. Spencer	James W. Cogdell	Frank C. Spencer
Chairman	President & CEO	Chairman	President & CEO

John R. Georgius	Richard B. Jennings	Charles M. Handy	Heidi M. Wilson
		Chief Financial Officer	Executive Vice President
Christopher E. Lee	Richard C. Neugent

Randolph D. Smoak, M.D.

Equity Research Coverage
Banc of America Securities	KeyBanc Capital Markets
Dustin Pizzo — 212.847.5771	Jordan Sadler — 917.368.2280

BB&T Capital Markets	Raymond James & Associates
Paul D. Puryear — 727.567.2253

BMO Capital Markets	SmithBarney Citigroup
Richard Anderson — 212.885.4180	Craig Melcher — 212.816.1909

Janney Montgomery Scott Stephanie Krewson — 215.665.6385

Company Information
Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations
4401 Barclay Downs Drive	CSA	Continental Stock	Dana A. Crothers
Suite 300		Transfer & Trust	Marketing Director
Charlotte, NC 28209	Stock Exchange Listing		704.940.2904
Tel: 704.940.2900	New York Stock Exchange
Fax: 704.940.2957 www.cogdellspencer.com
This supplemental package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: market trends; our ability to obtain future financing arrangements; our ability to renew ground leases; defaults by tenants; and changes in the reimbursement available to our tenants by government or private payors. For a further list and description of such risks and uncertainties, see the reports filed by the company with the Securities and Exchange Commission, including the company’s filing on Form 10-K for the year ended December 31, 2006. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cogdell Spencer Inc.
Third Quarter 2007
Financial and Operating Highlights
(in thousands, except per share amounts, years, ratios and portfolio statistics)

	Three Months Ended	Nine Months Ended
	September 30, 2007	September 30, 2007
Selected Operating Data
Property revenues	$16,117	$44,549
Straight line rent	83	237
Fair value lease revenues (1)	189	528

Rental revenues	$16,389	$45,314

Management fee revenue and expense reimbursements — third party	$841	$2,610

Property operating	$6,231	$16,793
Property management — third party	566	$1,973

Property operating and management	$6,797	$18,766

Property operating margin	61%	62%
EBITDA (2)	$9,157	$24,757
Interest expense	$4,101	$11,324

Net loss	$(1,602)	$(5,005)
Net loss per share — diluted	$(0.13)	$(0.47)

Funds from Operations (“FFO”) (3)	$4,963	$13,164
FFO per share and unit — diluted (3)	$0.30	$0.86
Dividends declared per share and unit	$0.35	$1.05

As of
September 30,
2007
Selected Balance Sheet Data
Cash and cash equivalents	$3,184
Book value of real estate assets before depreciation	$468,437
Total assets	$475,652
Total liabilities	$305,342
Minority interests and stockholders’ equity	$170,310

Debt
Weighted average interest rate	6.3%
Weighted average remaining maturity (years)	3.8

Debt / total market capitalization	48%
Debt / total assets	59%

Capitalization
Debt	$279,729
Common shares outstanding	11,948
Units outstanding	4,585
Total common shares and units outstanding	16,533
Share price at end of period	$18.50
Equity value at end of period (4)	$305,861
Total market capitalization	$585,590

Portfolio Statistics — In-service, Wholly-owned Properties
Number of properties	54
Total square footage	2,890,375
Occupancy	94.2%

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of the acquisition.

(2)	For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net loss, see page 8.

(3)	For a definition and discussion and a quantitative reconciliation of the differences between FFO and net loss, see page 9.

(4)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

Cogdell Spencer Inc.
Third Quarter 2007
Condensed Consolidated Balance Sheets
(unaudited and in thousands)

	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
Assets
Real estate properties:
Operating real estate properties	$458,327	$421,847	$364,097	$361,982	$358,835
Less: Accumulated depreciation	(39,065)	(33,504)	(28,489)	(23,664)	(17,759)

Total operating real estate properties, net	419,262	388,343	335,608	338,318	341,076
Construction in progress	10,110	13,857	20,449	12,854	6,234

Total real estate properties, net	429,372	402,200	356,057	351,172	347,310
Cash and cash equivalents	3,184	4,177	4,985	1,029	2,384
Restricted cash	1,311	1,113	874	982	1,056
Investment in capital lease	5,964	6,040	6,117	6,193	6,270
Real estate related intangible assets, net	22,125	21,271	20,432	22,263	24,625
Deferred financing costs, net	1,315	1,176	1,122	1,018	966
Goodwill	5,335	5,335	5,335	5,326	5,112
Other assets	7,046	6,888	5,683	5,075	5,178

Total assets	$475,652	$448,200	$400,605	$393,058	$392,901

Liabilities and stockholders’ equity
Notes payable under line of credit	$46,100	$34,000	$11,500	$77,487	$97,850
Mortgage loans	233,629	210,855	182,820	184,544	155,472
Accounts payable and accrued liabilities	16,345	16,079	14,401	9,851	8,160
Accrued dividends and distributions	5,779	5,728	5,787	4,404	4,326
Acquired below market leases, net	3,489	3,698	2,855	3,096	3,434

Total liabilities	305,342	270,360	217,363	279,382	269,242
Minority interests and stockholders’ equity	170,310	177,840	183,242	113,676	123,659

Total liabilities and stockholders’ equity	$475,652	$448,200	$400,605	$393,058	$392,901

Cogdell Spencer Inc.
Third Quarter 2007
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
Revenues:
Rental	$16,389	$14,610	$14,315	$14,123	$13,394
Management fee revenue	526	498	598	581	188
Expense reimbursements	315	329	346	375	88
Development fee revenue	25	21	230	—	24
Interest and other income	226	192	409	217	198

Total revenues	17,481	15,650	15,898	15,296	13,892
Expenses:
Property operating and management	6,797	6,065	5,905	5,709	5,050
General and administrative	1,513	1,683	2,251	1,546	1,387
Depreciation and amortization	7,273	6,749	6,642	8,610	7,737
Interest	4,101	3,188	4,035	4,221	4,195
Prepayment penalty on early extinguishment of debt	—	—	—	—	37

Total expenses	19,684	17,685	18,833	20,086	18,406

Loss from continuing operations before equity in earnings (loss) of unconsolidated real estate partnerships, gain on sale of real estate partnerships, minority interests in real estate partnership, and minority interests in operating partnership	(2,203)	(2,035)	(2,935)	(4,790)	(4,514)
Equity in earnings (loss) of unconsolidated real estate partnerships	2	4	(9)	(3)	2
Gain on sale of real estate partnerships	—	—	—	—	484
Minority interests in real estate partnership	(16)	(22)	(17)	(44)	(24)
Minority interests in operating partnership	615	562	1,048	1,770	1,430

Loss from continuing operations	(1,602)	(1,491)	(1,913)	(3,067)	(2,622)
Discontinued operations:
Income from discontinued operations	—	—	—	—	2
Gain on sale of real estate property	—	—	—	—	435
Minority interests in operating partnership	—	—	—	—	(154)

Total discontinued operations	—	—	—	—	283

Net loss	$(1,602)	$(1,491)	$(1,913)	$(3,067)	$(2,339)

Per share data — basic and diluted:
Loss from continuing operations — basic and diluted	$(0.13)	$(0.12)	$(0.23)	$(0.38)	$(0.33)
Income (loss) from discontinued operations — basic and diluted	—	—	—	—	0.04

Net loss — basic and diluted	$(0.13)	$(0.12)	$(0.23)	$(0.38)	$(0.29)

Weighted average common shares — basic and diluted (1)	11,934	11,931	8,334	7,977	7,976

(1)	Shares of unvested restricted common stock are anti-dilutive due to the net loss.

Cogdell Spencer Inc.
Third Quarter 2007
Reconciliation of Net Loss to Funds from Operations (1)
(in thousands, except per share and unit amounts)
(unaudited)

	Three Months Ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
Net loss	$(1,602)	$(1,491)	$(1,913)	$(3,067)	$(2,339)
Plus minority interests in operating partnership	(615)	(562)	(1,048)	(1,770)	(1,276)
Plus real estate related depreciation and amortization (2)	7,180	6,658	6,552	8,565	7,684
Less gain on sale of real estate property and partnerships	—	—	—	—	(919)

Funds from Operations (FFO) (1)	$4,963	$4,605	$3,591	$3,728	$3,150

FFO per share and unit — basic and diluted	$0.30	$0.28	$0.28	$0.30	$0.26

Weighted average shares and units outstanding — basic	16,530	16,437	12,919	12,590	12,347

Weighted average shares and units outstanding — diluted	16,545	16,455	12,939	12,612	12,367

(1)	As defined by the National Association of Real Estate Investment Trusts, or NAREIT, funds from operations, or FFO, represents net income (loss) (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains from sales of property, plus real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. The Company presents FFO because the Company considers it an important supplemental measure of the Company’s operational performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing a perspective not immediately apparent from net income. The Company computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of the Company’s performance, nor is it indicative of funds available to fund the Company’s cash needs, including the Company’s ability to pay dividends or make distributions.

(2)	Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties and the Company’s share of real estate depreciation and amortization from consolidated and unconsolidated real estate partnerships.

Cogdell Spencer Inc.
Third Quarter 2007
Coverage Ratios
(in thousands, except ratio amounts)

Three Months Ended
September 30, 2007
Interest coverage ratio:
EBITDA	$9,157
Cash paid for interest	$3,642

Interest coverage ratio	2.5

Fixed charge coverage ratio:
EBITDA	$9,157
Fixed charges:
Cash paid for interest	$3,642
Principal payments	874

Total fixed charges	$4,516

Fixed charge coverage ratio	2.0

Reconciliation of Earnings Before Interest, Taxes,
Depreciation and Amortization (“EBITDA”) (1)
(in thousands)

	Three Months Ended	Nine Months Ended
	September 30, 2007	September 30, 2007
Reconciliation of net loss to EBITDA:
Net loss	$(1,602)	$(5,005)
Minority interests	(615)	(2,226)
Interest expense	4,101	11,324
Depreciation and amortization	7,273	20,664

EBITDA	$9,157	$24,757

(1)	The Company believes that earnings before interest, income taxes, depreciation and amortization, or EBITDA, is a useful supplemental performance measure because it allows investors to view the Company’s performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests. In addition, the Company believes that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of the Company’s business, its utility as a measure of the Company’s performance is limited. Accordingly, EBITDA should be considered only as a supplement to net loss (computed in accordance with GAAP) as a measure of financial performance. Other equity REITs may calculate EBITDA differently; accordingly, the Company’s EBITDA may not be comparable to such other equity REITs’ EBITDA.

Cogdell Spencer Inc.
Third Quarter 2007
Consolidated Debt Analysis as of September 30, 2007
(dollars in thousands)

	Stated
	interest	Interest		Principal
	rate	Rate		Balance	Maturity		Amortization
	%	%		$	Date		(Years)

Fixed rate secured mortgage loans — wholly-owned properties
Baptist Northwest Medical Park	8.25	8.25		$2,259	2/1/2011		25
Barclay Downs	6.50	6.50		4,550	11/15/2012		25
Beaufort Medical Plaza	LIBOR + 0.95	5.96	(1)	5,056	8/18/2008		25
Birkdale Medical Village	6.75	6.75		7,528	10/1/2008		25
Central New York Medical Center	6.22	6.22		24,500	5/15/2017		Interest only
East Jefferson Medical Office Building	6.01	6.01		9,444	8/10/2014		25
Gaston Professional Center	LIBOR + 1.25	6.43	(1)	15,972	11/22/2007		25
Hanover Medical Office Building One	6.00	6.00		4,995	11/1/2009		25
Harrisburg Family Physicians Building, Lincoln/Lakemont Family Practice Center, Northcross Family Medical Practice Building and Randolph Medical Park	LIBOR + 1.85	7.00	(1)	8,676	12/10/2007		25
Medical Arts Center of Orangeburg	5.95	5.95		2,553	12/18/2007		20
Methodist Professional Center I	LIBOR + 1.30	6.25	(1)	30,000	10/31/2009		Interest only
Mulberry Medical Park	6.75	6.75		1,060	4/15/2010		20
One Medical Park — HMOB	5.93	5.93		5,592	11/1/2013		20
Parkridge MOB	5.68	5.68		13,500	6/1/2017		Interest only (4)
Providence MOB I, II and III	6.12	6.12		8,857	1/12/2013		25
River Hills Medical Plaza	LIBOR + 2.00	6.97	(1)	2,998	11/30/2008		22
Rocky Mount Kidney Center	6.25	6.25		1,080	1/21/2009		20
Rocky Mount Medical Park	Prime	7.25	(2)	7,773	8/15/2008		25
Roper MOB	LIBOR + 1.50	6.45	(1)	9,617	7/10/2009		18
Rowan Outpatient Surgery Center	6.00	6.00		3,421	7/6/2014		25
St. Francis CMOB, St. Francis MOB	LIBOR + 1.40	6.51	(1)	7,144	6/15/2008		Interest only
St. Francis Medical Plaza, St. Francis Women’s Center	LIBOR + 1.55	6.66	(1)	7,673	6/15/2008		Interest only
Summit Professional Plaza I and II	6.18	6.18		15,925	9/1/2017		Interest only
Three Medical Park	5.55	5.55		8,120	3/25/2014		25

Total / weighted average fixed rate secured mortgages		6.30		208,293

Variable rate secured mortgage loans — wholly-owned properties
Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical Mall and Weddington Internal Pediatric Medicine	LIBOR + 1.50	6.62	(3)	8,778	12/15/2014		25

Total / weighted average variable rate secured mortgages		6.62		8,778

Unsecured line of credit	LIBOR + 1.30	6.42		16,100	10/31/2008
	LIBOR + 1.30	6.36	(1)	30,000	10/31/2008

		6.38		46,100

Consolidated real estate partnerships
Cogdell Health Campus MOB, LP (construction loan)	LIBOR + 1.05	6.17		8,223		(5)
Mebane Medical Investors, LLC (construction loan)	LIBOR + 1.30	6.42		3,792	5/1/2010		Interest only (6)
Rocky Mount MOB LLC	6.75	6.75		4,182	3/21/2008		25

Total / weighted average consolidated real estate partnerships		6.38		16,197

				279,368
Unamortized premium				361

Total / weighted average debt		6.33		$279,729

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed

(2)	Maximum interest of 7.25%; Minimum interest of 4.25%

(3)	Maximum interest of 8.25%; Minimum interest of 3.25%

(4)	Interest only through June 2012. Principal and interest payments from July 2012 through June 2017

(5)	Matures five or seven years, at the Company’s option, from the completion of construction

(6)	Interest only through May 2009. Principal and interest payments from June 2009 through May 2010

Cogdell Spencer Inc.
Third Quarter 2007
Consolidated Debt Analysis as of September 30, 2007 (continued)
(dollars in thousands)

	% of	Weighted Average
	Total Debt	Maturity (Years)
Fixed rate mortgages	74.6%	4.4
Variable rate mortgages	3.1%	7.2
Unsecured line of credit	16.5%	1.1
Consolidated real estate partnerships	5.8%	1.5

	100.0%	3.8

Future maturities and principal payments
2007	$16,750
2008	90,850
2009	46,701
2010	6,209
2011	3,674
Thereafter	115,184

$279,368

Unsecured line of credit - matures October 31, 2008
Facility	$130,000
Less: Outstanding	46,100
Less: Letters of credit	1,908

Availability	$81,992

Cogdell Spencer Inc.
Third Quarter 2007
Property Listing as of September 30, 2007

		Net			Annualized
		Rentable			Rent Per
		Square	Occupancy	Annualized	Leased Square
	Location	Feet	Rate	Rent	Foot
California
Verdugo Professional Building I	Glendale	63,887	94.2%	$1,783,641	$29.64
Verdugo Professional Building II	Glendale	42,906	82.4%	1,073,286	30.36

		106,793	89.5%	2,856,927	29.90

Georgia
Augusta POB I	Augusta	99,494	92.9%	1,179,991	12.77
Augusta POB II	Augusta	125,634	93.2%	2,535,705	21.66
Augusta POB III	Augusta	47,034	100.0%	879,862	18.71
Augusta POB IV	Augusta	55,134	100.0%	943,651	17.12
Summit Professional Plaza I	Brunswick	33,039	93.5%	771,651	24.98
Summit Professional Plaza II	Brunswick	64,233	96.0%	1,711,144	27.75

		424,568	95.2%	8,022,004	19.85

Indiana
Methodist Professional Center I (2)	Indianapolis	150,034	92.8%	3,159,244	22.69
Methodist Professional Center II (sub-lease)	Indianapolis	24,080	100.0%	611,645	25.40

		174,114	93.8%	3,770,889	23.10

Kentucky
Our Lady of Bellefonte	Ashland	46,907	100.0%	1,117,209	23.82
Adjacent parking deck				808,065

		46,907	100.0%	1,925,274	23.82	(1)

Louisiana
East Jefferson Medical Office Building	Metairie	119,921	100.0%	2,466,104	20.56
East Jefferson Medical Specialty Building	Metairie	10,809	100.0%	968,693	89.62

		130,730	100.0%	3,434,797	26.27

New York
Central New York Medical Center (3)	Syracuse	111,634	100.0%	3,048,682	27.31

North Carolina
Barclay Downs	Charlotte	37,770	100.0%	818,151	21.66
Birkdale Medical Village	Huntersville	64,669	100.0%	1,335,062	20.64
Birkdale Retail	Huntersville	8,269	100.0%	209,295	25.31
Cabarrus POB	Concord	84,972	98.2%	1,754,060	21.02
Copperfield Medical Mall	Concord	26,000	100.0%	583,440	22.44
Copperfield MOB	Concord	61,789	87.9%	1,219,403	22.45
East Rocky Mount Kidney Center	Rocky Mount	8,043	100.0%	159,573	19.84
Gaston Professional Center	Gastonia	114,956	100.0%	2,622,043	22.81
Adjacent parking deck				606,141
Harrisburg Family Physicians Building	Harrisburg	8,202	100.0%	206,690	25.20
Harrisburg Medical Mall	Harrisburg	18,360	100.0%	459,000	25.00
Lincoln/Lakemont Family Practice Center	Lincolnton	16,500	100.0%	365,850	22.17
Mallard Crossing Medical Park	Charlotte	52,540	94.1%	1,179,569	23.86
Midland Medical Mall	Midland	14,610	92.1%	369,127	27.43
Mulberry Medical Park	Lenoir	24,992	85.2%	408,968	19.21
Northcross Family Medical Practice Building	Charlotte	8,018	100.0%	216,085	26.95
Randolph Medical Park	Charlotte	84,131	92.8%	1,657,059	21.22
Rocky Mount Kidney Center	Rocky Mount	10,105	100.0%	198,765	19.67
Rocky Mount Medical Park	Rocky Mount	96,993	96.9%	1,882,650	20.03
Rowan Outpatient Surgery Center	Salisbury	19,464	100.0%	414,194	21.28
Weddington Internal & Pediatric Medicine	Concord	7,750	100.0%	185,380	23.92

		768,133	96.6%	16,850,505	21.89	(1)

Cogdell Spencer Inc.
Third Quarter 2007
Property Listing as of September 30, 2007 (Continued)

					Annualized
					Rent Per
		Net Rentable	Occupancy	Annualized	Leased Square
	City	Square Feet	Rate	Rent	Foot
Pennsylvania
Lancaster Rehabilitation Hospital	Lancaster	52,878	100.0%	1,072,210	20.28

South Carolina
190 Andrews	Greenville	25,902	100.0%	556,251	21.48
Baptist Northwest	Columbia	38,703	52.7%	402,541	19.74
Beaufort Medical Plaza	Beaufort	59,340	100.0%	1,227,321	20.68
Mary Black Westside MOB	Spartanburg	37,455	100.0%	787,693	21.03
Medical Arts Center of Orangeburg	Orangeburg	49,324	100.0%	892,063	18.09
Mt. Pleasant MOB	Mt. Pleasant	38,735	77.4%	756,376	25.23
One Medical Park — HMOB	Columbia	69,840	100.0%	1,615,058	23.13
Parkridge MOB	Columbia	89,451	94.6%	1,863,392	22.02
Providence MOB I	Columbia	48,500	100.0%	985,780	20.33
Providence MOB II	Columbia	23,280	100.0%	462,419	19.86
Providence MOB III	Columbia	54,417	69.2%	777,848	20.66
River Hills Medical Plaza	Little River	27,566	100.0%	839,214	30.44
Roper MOB	Charleston	122,785	92.6%	2,290,827	20.15
St. Francis Community Medical Office Building	Greenville	45,140	100.0%	1,154,937	25.59
St. Francis Medical Office Building	Greenville	49,767	100.0%	1,129,812	22.70
St. Francis Medical Plaza	Greenville	62,724	61.7%	733,140	18.94
St. Francis Women’s Center	Greenville	57,590	78.0%	889,569	19.80
Three Medical Park	Columbia	88,755	93.8%	1,856,281	22.30
West Medical I	Charleston	28,734	100.0%	747,682	26.02

		1,018,008	90.2%	19,968,204	21.75

Virginia
Hanover Medical Office Building I	Mechanicsville	56,610	100.0%	1,542,405	27.25

Total		2,890,375	94.2%	$62,491,897	$22.44	(1)

(1)	Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.

(2)	Parking revenue, net of management expenses, from an adjacent parking deck is approximately $70,000 per month, or $840,000 annualized.

(3)	Parking revenue, net of management expenses, from an adjacent parking deck is approximately $68,000 per month, or $816,000 annualized.

Cogdell Spencer Inc.
Third Quarter 2007
Property Occupancy Rates

	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006
California
Verdugo Professional Building I	94.2%	94.2%	94.2%	88.4%	91.0%
Verdugo Professional Building II	82.4%	83.8%	83.8%	88.2%	88.2%
Georgia
Augusta POB I	92.9%	91.6%	94.0%	99.5%	99.5%
Augusta POB II	93.2%	93.2%	93.2%	93.2%	93.2%
Augusta POB III	100.0%	90.0%	90.0%	90.0%	80.8%
Augusta POB IV	100.0%	100.0%	100.0%	85.2%	75.4%
Summit Professional Plaza I	93.5%	n/a	n/a	n/a	n/a
Summit Professional Plaza II	96.0%	n/a	n/a	n/a	n/a
Indiana
Methodist Professional Center I	92.8%	94.7%	94.7%	94.7%	94.7%
Methodist Professional Center II (sub-lease)	100.0%	100.0%	100.0%	100.0%	100.0%
Kentucky
Our Lady of Bellefonte	100.0%	100.0%	100.0%	100.0%	100.0%
Louisiana
East Jefferson Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%
East Jefferson Medical Specialty Building	100.0%	100.0%	100.0%	100.0%	100.0%
New York
Central New York Medical Center	100.0%	100.0%	n/a	n/a	n/a
North Carolina
Barclay Downs	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Medical Village	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Retail	100.0%	100.0%	100.0%	100.0%	100.0%
Cabarrus POB	98.2%	96.6%	96.6%	96.6%	96.6%
Copperfield Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
Copperfield MOB	87.9%	87.9%	87.9%	82.7%	82.7%
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%
Gaston Professional Center	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Family Physicians Building	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice Center	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	94.1%	89.5%	89.5%	89.5%	84.9%
Midland Medical Mall	92.1%	92.1%	92.1%	92.1%	92.1%
Mulberry Medical Park	85.2%	85.2%	85.2%	94.8%	100.0%
Northcross Family Medical Practice Building	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	92.8%	94.0%	90.8%	94.6%	96.9%
Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%
Rocky Mount Medical Park	96.9%	96.9%	95.8%	95.8%	95.8%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	100.0%

Cogdell Spencer Inc.
Third Quarter 2007
Property Occupancy Rates (Continued)

	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006
Pennsylvania
Lancaster Rehabilitation Hospital	100.0%	100.0%	n/a	n/a	n/a
South Carolina
190 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%
Baptist Northwest	52.7%	52.7%	52.7%	100.0%	100.0%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
Mary Black Westside MOB	100.0%	100.0%	100.0%	100.0%	100.0%
Medical Arts Center of Orangeburg	100.0%	100.0%	100.0%	100.0%	100.0%
Mt. Pleasant MOB	77.4%	77.4%	77.4%	77.4%	77.4%
One Medical Park — HMOB	100.0%	100.0%	100.0%	100.0%	100.0%
Parkridge MOB	94.6%	94.6%	94.6%	94.6%	94.6%
Providence MOB I	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB II	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB III	69.2%	69.2%	63.3%	94.1%	92.5%
River Hills Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
Roper MOB	92.6%	90.6%	93.0%	90.7%	89.2%
St. Francis Community Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Office Building	100.0%	95.9%	95.6%	95.6%	95.6%
St. Francis Medical Plaza	61.7%	53.1%	52.1%	53.1%	53.1%
St. Francis Women’s Center	78.0%	61.4%	65.1%	65.2%	78.7%
Three Medical Park	93.8%	93.8%	100.0%	100.0%	100.0%
West Medical I	100.0%	100.0%	100.0%	100.0%	100.0%
Virginia
Hanover Medical Office Building I	100.0%	100.0%	100.0%	100.0%	100.0%

Cogdell Spencer Inc.
Third Quarter 2007
Lease Expirations for Leases In Place at September 30, 2007

			Percentage of Net		Percentage of	Annualized Rent
	Number of	Net Rentable	Rentable Square	Annualized	Property	Per
	Leases Expiring	Square Feet	Feet	Rent	Annualized Rent	Leased Square Foot
Available	—	168,437	5.8%	$—	—	$—
2007	48	154,317	5.3%	3,202,697	5.1%	20.75
2008	107	333,282	11.5%	7,015,742	11.2%	21.05
2009	112	358,021	12.4%	8,058,046	12.9%	22.51
2010	97	410,654	14.2%	8,881,405	14.2%	21.63
2011	67	267,043	9.2%	5,786,308	9.3%	21.67
2012	114	569,040	19.7%	14,494,563	23.2%	22.99	(1)
2013	25	174,621	6.0%	3,682,885	5.9%	21.09
2014	28	184,461	6.4%	4,329,324	6.9%	23.47
2015	14	49,765	1.7%	1,371,852	2.2%	27.57
2016	10	46,905	1.6%	987,669	1.6%	21.06
Thereafter	13	173,829	6.0%	4,681,406	7.5%	26.93

Total	635	2,890,375	100.0%	$62,491,897	100.0%	$22.44	(1)

(1)	Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.
Ten Largest Tenants by Annualized Rent at September 30, 2007

Tenant	Annualized Rent	Percent of Portfolio
1 Carolinas HealthCare System	$5,690,135	9.1%
2 Palmetto Health Alliance	3,649,143	5.8%
3 Bon Secours St. Francis Hospital	2,359,572	3.8%
4 University Hospital (Augusta, GA)	1,989,211	3.2%
5 Gaston Memorial Hospital	1,887,855	3.0%
6 Our Lady of Bellefonte Hospital	1,563,200	2.5%
7 Boice-Willis Clinic	1,448,134	2.3%
8 East Jefferson General Hospital	1,078,830	1.7%
9 Clarian Health Partners, Inc.	783,006	1.3%
10 Roper St. Francis Hospital	668,144	1.1%

	$21,117,230	33.8%

Capital Expenditures
(in thousands)

	Three Months Ended
	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006
Capital expenditures:
Recurring capital expenditures	$378	$330	$150	$566	$218
Planned capital expenditures associated with property acquisitions	333	202	264	474	182
Second generation tenant improvements	766	1,460	1,095	802	715

Total capital expenditures	$1,477	$1,992	$1,509	$1,842	$1,115

Cogdell Spencer Inc.
Third Quarter 2007
Acquisitions and Completed Developments for the period January 1, 2006 through September 30, 2007
(dollars in thousands)

					Purchase
			Date		Price /
			Acquired /	Net Rentable	Construction
Property	Location	Type	In-service	Square Feet	Cost
Methodist Professional Center	Indianapolis, IN	Acquisition	2/15/2006	174,114	$39,864
Verdugo Professional Building I	Glendale, CA	Acquisition	3/30/2006	63,887	10,352
Verdugo Professional Building II	Glendale, CA	Acquisition	3/30/2006	42,906	13,723
Hanover Medical Office Building I	Mechanicsville, VA	Acquisition	3/30/2006	56,610	12,000
Mary Black Westside MOB	Spartanburg, SC	Acquisition	8/4/2006	37,455	5,207
Parkridge MOB	Columbia, SC	Acquisition	9/28/2006	89,451	19,100

Total 2006				464,423	$100,246

Central New York Medical Center	Syracuse, NY	Acquisition	6/29/2007	111,634	$35,965
Lancaster Rehabilitation Hospital	Lancaster, PA	Development	2Q 2007	52,878	11,747
Summit Professional Plaza I	Brunswick, GA	Acquisition	8/30/2007	33,039	7,822
Summit Professional Plaza II	Brunswick, GA	Acquisition	8/30/2007	64,233	16,485

Total 2007				261,784	$72,019

Construction in Progress as of September 30, 2007
(dollars in thousands)

					Estimated
		Estimated	Net Rentable	Investment	Total	Percentage
Property	Location	Completion Date	Square Feet	to Date	Investment	Leased
Mebane Medical Office Building (1)	Mebane, NC	2Q 2008	60,000	$8,813	$16,200	69.0%
Land and pre-construction developments			—	1,297	—

			60,000	$10,110	$16,200

(1)	Owned by Mebane Medical Investors, LLC, which is a consolidated real estate partnership.

The Company had a 49% ownership interest as of September 30, 2007.
Lease-up Property as of September 30, 2007
(dollars in thousands)

					Estimated
			Net Rentable	Investment	Total	Percentage
Property	Location	Completion Date	Square Feet	to Date	Investment	Leased
Carolina Forest Medical Plaza	Horry County, SC	2Q 2007	39,016	$6,863	$7,400	43.2%
Lancaster General Health Campus MOB (1)	Lancaster, PA	3Q 2007	64,276	11,612	13,700	93.0%

(1)	Owned by Cogdell Health Campus MOB, LP, which is a consolidated real estate partnership.

The Company had a 100% ownership interest at September 30, 2007 and had a 89.4% ownership at October 31, 2007. The building’s occupancy percentage was 43.2% at September 31, 2007 and 92.0% at October 31, 2007.